Exhibit 32

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SOLARGY SYSTEMS INC . (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Nurse as Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report may not fully comply with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report might not fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Carl Nurse
Carl Nurse
Chief Executive Officer and Chief Accounting Officer

OCTOBER 22, 2008